SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of January 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On October 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-2

                     JPMORGAN CHASE BANK, N.A., not in its
                     individual capacity but solely as Trustee under the Agreement referred to herein

                By:   /s/  Diane E. Wallace
                      --------------------------------------------
              Name:   Diane E. Wallace
             Title:   Vice President

              Date:   October 26, 2005



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                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on October 25,, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 October 25, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       153,443,000.00    96,202,907.57    8,460,335.79   425,554.36     8,885,890.15      0.00     0.00         87,742,571.78
A2       148,000,000.00    92,790,354.20    8,160,226.90   315,390.55     8,475,617.45      0.00     0.00         84,630,127.30
B1         6,972,000.00     6,966,828.54          470.38    24,125.30        24,595.68      0.00     0.00          6,966,358.16
B2         1,945,000.00     1,943,557.30          131.22     6,808.59         6,939.81      0.00     0.00          1,943,426.08
B3         3,567,000.00     3,564,354.20          240.65    13,146.90        13,387.55      0.00     0.00          3,564,113.55
B4         1,459,000.00     1,457,917.78           98.43     5,412.67         5,511.10      0.00     0.00          1,457,819.35
B5         2,432,000.00     2,430,196.08          164.08    10,236.10        10,400.18      0.00     0.00          2,430,032.00
B6           972,000.00       971,279.02           65.58     4,756.13         4,821.71      0.00     0.00            971,213.44
B7           810,000.00       809,399.19           54.65     3,580.38         3,635.03      0.00     0.00            809,344.54
B8         1,621,000.00     1,619,797.63          109.36     7,165.19         7,274.55      0.00     0.00          1,619,688.27
B9         1,783,000.00     1,781,677.47          120.29     7,881.27         8,001.56      0.00     0.00          1,781,557.18
B10        1,302,547.00     1,301,580.85           87.88     5,757.55         5,845.43      0.00     0.00          1,301,492.97
R                100.00             0.00            0.00         0.00             0.00      0.00     0.00                  0.00
P                  0.00             0.00            0.00     8,395.94         8,395.94      0.00     0.00                  0.00
TOTALS   324,306,647.00   211,839,849.83   16,622,105.21   838,210.93    17,460,316.14      0.00     0.00        195,217,744.62
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1     148,000,000.00    92,790,354.20            0.00    91,202.09        91,202.09      0.00           0.00      84,630,127.30
A2X2     148,000,000.00    92,790,354.20            0.00     3,866.26         3,866.26      0.00           0.00      84,630,127.30
BX        17,347,000.00    17,334,132.93            0.00    12,191.98        12,191.98      0.00           0.00      17,332,962.59
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579KG2        626.96185274    55.13666827     2.77337096   57.91003923     571.82518447        A1     5.308210 %
A2       863579KH0        626.96185270    55.13666824     2.13101723   57.26768547     571.82518446        A2     4.078750 %
B1       863579KL1        999.25825301     0.06746701     3.46031268    3.52777969     999.19078600        B1     4.298750 %
B2       863579KM9        999.25825193     0.06746530     3.50056041    3.56802571     999.19078663        B2     4.348750 %
B3       863579KN7        999.25825624     0.06746566     3.68570227    3.75316793     999.19079058        B3     4.578750 %
B4       863579KP2        999.25824537     0.06746402     3.70984921    3.77731323     999.19078136        B4     4.608750 %
B5       863579KQ0        999.25825658     0.06746711     4.20892270    4.27638980     999.19078947        B5     5.228750 %
B6       863579KR8        999.25825103     0.06746914     4.89313786    4.96060700     999.19078189        B6     5.491252 %
B7       863579KS6        999.25825926     0.06746914     4.42022222    4.48769136     999.19079012        B7     5.308210 %
B8       N/A              999.25825416     0.06746453     4.42022825    4.48769278     999.19078964        B8     5.308210 %
B9       N/A              999.25825575     0.06746495     4.42022995    4.48769490     999.19079080        B9     5.308210 %
B10      N/A              999.25826093     0.06746781     4.42022438    4.48769219     999.19079312        B10    5.308210 %
R        N/A                0.00000000     0.00000000     0.00000000    0.00000000       0.00000000        R      5.308210 %
TOTALS                    653.20847349    51.25428468     2.58462458   53.83890926     601.95418881

-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1     863579KJ6        626.96185270     0.00000000     0.61623034    0.61623034     571.82518446        A2X1   1.179460 %
A2X2     863579KK3        626.96185270     0.00000000     0.02612338    0.02612338     571.82518446        A2X2   0.050000 %
BX       863579KT4        999.25825388     0.00000000     0.70282931    0.70282931     999.19078746        BX     0.844021 %
---------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                  5.560760 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                       5.308210 %
Ending Weighted Average Net Rate (Pass Through Rate)                                          5.310121 %
Beginning Loan Count                                                                                 562
Ending Loan Count                                                                                    516
Beginning Scheduled Balance                                                               211,839,850.29
Ending Scheduled Balance                                                                  195,217,745.08
Scheduled Principal                                                                            14,302.69
Unscheduled Principal                                                                      16,607,802.52
Net Liquidation Proceeds                                                                            0.00
Insurance Proceeds                                                                                  0.00
Advances                                                                                            0.00
Scheduled Interest                                                                            981,658.81
Servicing Fee                                                                                  44,583.34
Master Servicing Fee                                                                                0.00
Trustee Fee                                                                                         0.00
Net Interest                                                                                  937,075.33
Realized Loss Amount                                                                                0.00
Cumulative Realized Loss                                                                            0.00
Cumulative Loss as a Percentage of Original Collateral                                        0.000000 %
Bankruptcy Loss                                                                                     0.00
Fraud Loss                                                                                          0.00
Interest Adjustments from prior periods                                                             0.00
Special Hazard Loss                                                                                 0.00
Prepayment Penalties                                                                            8,395.94
Relief Act Interest Shortfall                                                                       0.00
Prepayment Interest Shortfall                                                                       0.00

Sec. 4.03(ix)                              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                            Group Totals
                                                                                      Principal
                                           Category              Number                Balance               Percentage
                                           1 Month                         0                     0.00                  0.00 %
                                           2 Month                         0                     0.00                  0.00 %
                                           3 Month                         1               640,000.00                  0.33 %
                                            Total                          1               640,000.00                  0.33 %

                                           Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      1              450,000.00                  0.23 %

Sec. 4.03(x)                               Number and Aggregate Principal Amounts of REO Loans
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
Fraud Loss Limit                                                                                          6,486,132.00
Bankruptcy Loss Limit                                                                                       100,000.00
Special Hazard Loss Limit                                                                                 6,755,000.00

Sec. 4.03(xii)                             Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                0.00
Class A2 Shortfall                                                                                                0.00
Class a2x1 Shortfall                                                                                              0.00
Class a2x2 Shortfall                                                                                              0.00
Class B1 Shortfall                                                                                                0.00
Class B2 Shortfall                                                                                                0.00
Class B3 Shortfall                                                                                                0.00
Class BX Shortfall                                                                                                0.00
Class B4 Shortfall                                                                                                0.00
Class B5 Shortfall                                                                                                0.00
Class B6 Shortfall                                                                                                0.00
Class B7 Shortfall                                                                                                0.00
Class B8 Shortfall                                                                                                0.00
Class B9 Shortfall                                                                                                0.00
Class B10 Shortfall                                                                                               0.00
Class R Shortfall                                                                                                 0.00

              Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                           0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                            0.00
Class R Relief Act and Prepayment Interest Shortfall                                                              0.00
Total Relief Act and PPIS                                                                                         0.00


Sec. 4.03(xv)             Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                     0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                   459.67

                Interest Carryover Amount Paid This Period
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                   459.67

                Remaining Interest Carryover Amount
                Class B1                                                                                     0.00
                Class B2                                                                                     0.00
                Class B3                                                                                     0.00
                Class B4                                                                                     0.00
                Class B5                                                                                     0.00
                Class B6                                                                                     0.00



Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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